UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2024

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2024, the Board of Directors of Sensata Technologies Holding plc (the “Company”) appointed Richard Siedel, age 44, as the Company’s principal accounting officer pursuant to Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, with immediate effect. Mr. Siedel joined the company as Vice President and Chief Accounting Officer on May 15, 2024, and he will serve until the election and qualification of his successor or until his earlier resignation, retirement or removal. Mr. Siedel does not have (i) any arrangements or understandings with any other person pursuant to which he was selected to serve as an officer; (ii) any family relationships with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer; or (iii) any direct or indirect material interest in any transaction or series of transactions contemplated by Item 404(a) of Regulation S-K. Mr. Siedel does not have an employment agreement with the Company.

Upon the effective date of Mr. Siedel’s appointment as principal accounting officer, Brian Roberts, the Company’s Chief Financial Officer, will no longer serve as the Company’s principal accounting officer, but will continue to serve in his roles as the Company’s Executive Vice President, Chief Financial Officer and principal financial officer. There will be no change in compensation for Mr. Siedel or Mr. Roberts in connection with Mr. Siedel’s assumption of the principal accounting officer role.

Prior to joining the Company in May 2024, Mr. Siedel held multiple leadership positions with RMR Group (Nasdaq: RMR) between 2013 and 2024, including Chief Financial Officer of Diversified Healthcare Trust (Nasdaq: DHC) from 2016 to 2023, Chief Financial Officer of Industrial Logistics Properties Trust (Nasdaq: ILPT) from 2017 to 2022 and Chief Accounting Officer of Five Star Quality Care from 2014 to 2015. Mr. Siedel previously served in various roles including Corporate Controller for the Company from 2010 to 2013 and was an auditor at Ernst and Young LLP from 2001 to 2010. Mr. Siedel is a Certified Public Accountant in Massachusetts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	July 23, 2024	Name: David K. Stott
Title: Senior Vice President, General Counsel and Corporate Secretary

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